EXHIBIT 3.5
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                 [LOGO]                               Ministere des Services                        Ontario Corporation Number
                                                        aux consommateurs                        Numero de le societe en Ontario
          Ontario Business Services                     of aux enterprises
                CERTIFICATE                                 CERTIFICAT                                      1598457
This is to identity that those articles       Ceci certifie que les presents status
            are effective on                          entrent en vigueur le

                                                      DECEMBER 04 DECEMBRE 2003
                                                      /s/ [Illegible Signature]
                                                          Director/Directre
                                                     Business Corporations Act/
                                                  Loi sur les societes oer acctions


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                                                      ARTICLES OF INCORPORATION
                                                        STATUTS CONSTITUTIFS
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   Form 1     1.        The name of the corporation is:  (set out in BLOCK CAPITAL LETTERS)
                        Denomination sociale de le societe:  (Escrira en LETTRES MAJUSCULES SEULEMENT)
  Business    ----------------------------------------------------------------------------------------------------------------------
              A  C   T   I   V   E   C   O   R   E       E   X   M   L       C   A   N   A   D   A       L   T   D.
Corporations  ----------------------------------------------------------------------------------------------------------------------

    Act       ----------------------------------------------------------------------------------------------------------------------

  Fomrula 1   ----------------------------------------------------------------------------------------------------------------------

 Lol sur ies  ----------------------------------------------------------------------------------------------------------------------

societes par  ----------------------------------------------------------------------------------------------------------------------

  actions     ----------------------------------------------------------------------------------------------------------------------


              2.        The address of the registered office :
                        Addresse du siege social:
                        2275 LAKESHORE BLVD. W., SUITE 401
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                              (Street & Number or R.R. Number & If Multi-Office Building give Room No.)
                             (Rue et numero ou numero de le R.R. et s'll s'egit d'un edifice a bureaux, numero du bureau)

                                                                                        --------------------------------------------
                        TORONTO,                                           ONTARIO      M       8       V      3       Y      3
                        ----------------------------------------------    ---------     --------------------------------------------
                        (Name of Municipal or Post Office)                                                            (Postal Code)
                        (Nom de la municipalite ou du bureau de poste)                                                (Code postal)

                                                                                                 minimum/minimal    maximum/maximal
                                                                                                -----------------  -----------------
              3.        Number (or minimum and maximum number) of directors is/are:                     1                 7

              4.        The first director(s) is/are:     Adress for service, giving Street     Resident Canadian?
                        Premier(s) administrateurs(s):    & No. or R.R. No., Municipality,      Yes or No
                                                          Province, Country and Postal Code     Resident Canadian?
                                                          Domicile eiu, y compria la rue el     Oui/Non
                                                          le numero, le numero de la R.R.
                                                          ou le norm de le municipalite, la
                                                          province, le paye o=et le cod
                                                          epostal
                        ------------------------------------------------------------------------------------------------------------
                        BRIAN MacDONALD                   16 WETHERFIELD PLACE                  Yes
                                                          TORONTO, ON  M3B 2E1
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              5.        Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.
                        Limites, s y a lieu, imposses aux acitivites, commerciales ou aux pouvoira de la societe.

                        Not applicable















              6.        The classes and any maximum number of shares that the corporation is authorized to issue:
                        Categories et nombre maximal, s y a lieu, d'actions que la societe est autorisee e emitter.

                        The authorized capital of the corporation shall consist of:

                        an unlimited number of common shares
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              7.        Rights, priviletes, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:
                        Croits, privileges, restrictions et conditions s y a lieu, rattaches a cheque categorie d'actions et pouvoirs des administrateurs relatifs a cheque categorie d'actions qui peut etre emisa en series:

                        Not applicable

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              8.        The issue, transfer or ownership of shares is/are not restricted and the restrictions (if any) are as follows:
                        L'emission, le transfer ou la propriete d'actions es un'es pas restreint. Les restrictions, s y a lieu, sont las suivantes:

                        No shareholder shall be entitled to transfer any share or shares in the capital of the corporation without the express consent of the directors of the corporation to be expressed by a resolution passed by a majority of the directors of the corporation at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors.
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              9.        Other provisions if any:
                        Auires dispositions, s y a lieu:

                        (i)   Any invitation to the public to subscribe for securities of the corporation is prohibited;

                        (ii)  It shall be a condition of the Articles that, subject to the provisions of The Business Corporations
                        Act, the corporation may purchase any of its common shares out of surplus.
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              10.       The names and addresses of the Incorporators are:
                        Noms et addresses des foundateurs:

                        First name, middle name and surname or corporate name   Full address for service or address of registered
                                                                                office or of principal place of business giving
                                                                                street & No. or R.R. No., municipality and postal
                                                                                code Domicile su au compiet, addresse du siege
                        Prenom, autres prenoms et nom de famille ou             social ou addresse de l'establissement principal y
                        denomination sociale                                    compris la rue oi le nuero ou le numero de la R.R.
                                                                                le nom de la muncipalite et le code postal
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                        BRIAN MacDONALD                                         16 WETHERFIELD PLACE
                                                                                TORONTO, ON  M3B 2E1












                        These articles are signed in duplicate
                        Les presents statuts sont signes en double exempiaire
                        ------------------------------------------------------------------------------------------------------------

                                                    Signatures of Incorporator(s)
                                                     Signatures des foundateurs


                                                         /s/ Brian MacDonald
                                                         -------------------
                                                           BRIAN MacDONALD

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